HARRIS & HARRIS GROUP, INC.
                        EMPLOYEE PROFIT SHARING PLAN

                       Effective as of January 1, 1998

                              Purpose of Plan

     The purpose of this Plan is to provide a special incentive for designated employees ("Participants") of Harris & Harris Group, Inc. (the "Company") to increase the future profits of the Company, by allowing the Participants to share in the historical after-tax profits of the Company as set forth herein.

                            SECTION 1.

                           Definitions

     As used herein, unless otherwise required by the context, the following terms shall have these meanings:

     "Award Percentage" shall mean, with respect to Charles E. Harris, 13.790%; with respect to Mel P. Melsheimer, 4.233%; with respect to Rachel M. Pernia, 1.524%; with respect to Julie A. Kim, 0.381%; and with respect to Jacqueline M. Matthews, 0.072%; provided, however, that effective July 14, 1998, the Award Percentage of Mrs. Matthews will be increased to 0.453%.

     "Award" shall mean an award made or due to a Participant pursuant to the provisions of the Plan.

     "Board" or "Board of Directors" shall mean the board of directors of the Company.

     "Capped Qualifying Income" for a Capped Participant for a particular year shall mean the net realized income of the Company as reflected in the statement of operations of the Company for such year, less the modified nonqualifying gain, if any. (For purposes of this definition, the net realized income of the Company shall include investment income, realized gains and losses, and operating expenses (including taxes paid or payable by the Company for such year), but shall be calculated without regard to dividends paid or distributions made to shareholders, payments under this Plan, unrealized gains or losses, and loss carryovers from other years.) Modified nonqualifying gain is intended to reduce Qualifying Income by the portion of net after-tax realized gain allocable to increases in value after the time such person becomes a Capped Participant, as well as by the amount of nonqualifying gain (as defined in "Qualifying Income"), and shall be so interpreted. The modified nonqualifying gain shall be

     (1) with respect to all or any portion of any portfolio investment position sold or otherwise disposed of by the Company during the year (determined on a first-in, first-out basis) and held by the Company on September 30, 1997, (a) (i) the gain realized on such sale or other disposition, plus (ii) the excess of the Fair Market Value of such position or portion thereof as of September 30, 1997 over the tax basis of such position or portion thereof as of September 30, 1997, minus (iii) the excess of the Fair Market Value of such position or portion thereof as of the end of the quarter ending on or prior to the date such person became a Capped Participant over the tax basis of such position or portion thereof as of such date, minus
(b) the sum of (i) a portion of the costs of sale or other disposition equal to the ratio of (a) above divided by the actual gain realized by the Company on the sale or other disposition of such position or portion thereof, plus
(ii) the amount of taxes payable by the Company for the year attributable to the excess of (a) over (b)(i) above, plus

     (2) with respect to all or any portion of any portfolio investment position sold or otherwise disposed of by the Company during the year (determined on a first-in, first-out basis), acquired by the Company after September 30, 1997, and held by the Company on the date such person became a Capped Participant, (a) the gain realized on such sale or other disposition, minus the excess of the Fair Market Value of such position or portion thereof as of the end of the quarter ending on or prior to the date such person became a Capped Participant over the tax basis of such position or portion thereof as of such date, minus (b) the sum of (i) a portion of the costs of sale or other disposition equal to the ratio of (a) above divided by the actual gain realized by the Company on the sale or other disposition of such position or portion thereof, plus (ii) the amount of taxes payable by the Company for the year attributable to the excess of (a) over (b)(i) above, plus

     (3) with respect to all or any portion of any portfolio investment position sold or otherwise disposed of by the Company during the year (determined on a first-in, first-out basis) and acquired by the Company after the date such person became a Capped Participant, (a) the gain realized on such sale or other disposition, minus (b) the sum of (i) the costs of sale or other disposition, plus (ii) the amount of taxes payable by the Company for the year attributable to such sale or other disposition, minus

     (4) an amount equal to the expenses of the Company for such year (other than taxes and expenses of sales) multiplied by a fraction the numerator of which is the sum of (1) through (3) above and the denominator of which is the aggregate gross revenue of the Company for such year before expenses and taxes of any sort.

     For purposes of this entire definition, any calculation that would otherwise yield a negative number as the solution to the calculation shall be deemed to yield an answer of zero.

     Solely for purposes of determining the amount of the modified nonqualifying gain, (i) if the proceeds received from any sale or other disposition of a portfolio investment position or portion thereof are less than the Fair Market Value of such position or portion as of September 30, 1997, then the Fair Market Value of such position or portion as of September 30, 1997 shall be deemed to equal the amount of such proceeds, and (ii) if the proceeds received from any sale or other disposition of a portfolio investment position or portion thereof are less than the Fair Market Value of such position or portion as of the end of the quarter ending on or prior to the date such person became a Capped Participant, then the Fair Market Value of such position or portion as of the end of the quarter ending on or prior to the date such person became a Capped Participant shall be deemed to equal the amount of such proceeds.

     For purposes of (2) above, in the event the relevant portfolio investment position was acquired after the end of the quarter ending on or prior to the date a person became a Capped Participant, the Fair Market Value of such position as of the end of such quarter shall be the acquisition cost.

     In the event that multiple portfolio investment positions or portions thereof are sold or otherwise disposed of during a year, some of which are sold or disposed of at a gain and some of which are sold or disposed of at a loss, for purposes of calculating the modified nonqualifying gain the Board may allocate the net realized gain attributable to such gains or dispositions between or among the gain positions as it deems appropriate and consistent with the purpose of this Plan.

     "Capped participant" shall mean a person whose full participation in Qualifying Income has been terminated pursuant to this Plan.

     "Committee" shall mean the Compensation Committee of the Board.
All references to the Board contained herein (other than for purposes of the definition of Fair Market Value and for purposes of Section 4 hereof) shall be deemed to refer to such Committee, for so long as the Board delegates the administration of the Plan to the Committee.

     "Company" shall mean Harris & Harris Group, Inc., a New York corporation.

     "Fair Market Value" shall mean, with respect to any asset of the Company, the value thereof most recently determined by or under direction of the Board.

     "Full Participant" shall mean, until such person shall become a Capped Participant, each of the following individuals: Charles E. Harris, Mel
P. Melsheimer, Rachel M. Pernia, Julie A. Kim and Jacqueline M. Matthews.

     "Participant" shall mean each Full Participant, each Capped
Participant and any additional person named by the Board to be a participant.

     "Plan" shall mean the Harris & Harris Group, Inc. Employee Profit Sharing Plan, as amended from time to time.

     "Qualifying Income" shall mean the net realized income of the Company as reflected in the statement of operations of the Company for such year, less the nonqualifying gain, if any. (For purposes of this definition, the net realized income of the Company shall include investment income, realized gains and losses, and operating expenses (including taxes paid or payable by the Company for such year), but shall be calculated without regard to dividends paid or distributions made to shareholders, payments under this Plan, unrealized gains or losses, and loss carryovers from other years.) Nonqualifying gain is intended to reduce Qualifying Income by the portion of net after-tax realized gains attributable to asset values as of September 30, 1997, and shall be so interpreted. The nonqualifying gain shall be (1) the Fair Market Value as of September 30, 1997 of all or any portion of any portfolio investment position sold or otherwise disposed of by the Company during the year (determined on a first-in, first-out basis) and held by the Company on September 30, 1997, minus (2) the sum of (a) the tax basis of such position or portion thereof as of September 30, 1997, plus (b) a portion of the costs of sale or disposition equal to the ratio of the excess of (1) over
(2)(a) above, divided by the actual gain realized by the Company on the sale or other disposition of such position or portion thereof, plus (c) the amount of taxes payable by the Company for the year attributable to the excess of (1) above over the sum of (2)(a) and (b) above, plus (d) an amount equal to the expenses of the Company for such year (other than taxes and expenses of sales) multiplied by a fraction the numerator of which is the excess of (1) above over the sum of (2)(a) and (b) above and the denominator of which is the aggregate gross revenue of the Company for such year before expenses and taxes of any sort.

     For purposes of this entire definition, any calculation (or part thereof) that would otherwise yield a negative number as the solution to the calculation (or part) shall be deemed to yield an answer of zero.

     For purposes of determining the amount of the nonqualifying gain, if the proceeds received from any sale or other disposition of a portfolio investment position or portion thereof are less than the Fair Market Value of such position or portion as of September 30, 1997, then the Fair Market Value of such position or portion as of September 30, 1997 shall be deemed to equal such proceeds.

     In the event that multiple portfolio investment positions or portions thereof are sold or otherwise disposed of during a year, some of which are sold or disposed of at a gain and some of which are sold or disposed of at a loss, for purposes of calculating the nonqualifying gain the Board may allocate the net realized gain attributable to such gains or dispositions between or among the gain positions as it deems appropriate and consistent with the purpose of this Plan.

                            SECTION 2.

                Amount of Award; Payment of Award

     As soon as practicable following the end of each Plan Year, the Board shall determine whether, and if so, how much, Qualifying Income exists with respect to such Plan Year and whether, and if so, how much, Capped Qualifying Income exists with respect to any Capped Participant. The Board shall make a provisional determination, based on accruals provided by management, within 45 days after the end of each Plan Year.

     Not later than 60 days after the end of each Plan Year the Company shall pay (1) to each Full Participant an Award in an amount equal to the product of (1) 90% of the estimated Qualifying Income for such Plan Year, multiplied by (b) such Full Participant's Award Percentage (taking into account in an equitable and reasonable manner any changes in the Participant's Award Percentage during the year) and (2) to each Capped Participant an Award in an amount equal to the product of (a) 90% of the estimated Capped Qualifying Income for such Capped Participant for such Plan Year, multiplied by (b) such Capped Participant's Award Percentage. Not later than 45 days after filing of the Company's federal income tax returns, the Board shall finalize the foregoing determinations and pay to the Participants any remaining Award amount owed to the Participants, determined under principles consistent with the preceding sentence. Any portion of the maximum amount authorized to be paid under this Plan that is not required for the foregoing payments may be paid to any or all of the Participants in such manner as the Board determines. Upon the termination of employment of any Full Participant for any reason other than termination by the Company for cause such Full Participant shall become a Capped Participant. If the Board terminates the employment of any Participant for cause, the participation of such former employee shall terminate and any Awards not yet earned shall automatically be forfeited.

     Notwithstanding any other provision of the Plan, in no event shall the aggregate amount of all Awards payable for any Plan Year during which the Company remains a "business development company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), be greater than twenty percent (20%) of the Company's "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act or any successor provision thereto. In the event that any portion of any Award may not be paid pursuant to the limitation set forth in the preceding sentence (a "prohibited payment"), each Participant's Award for such Plan Year shall be reduced, pro-rata, by the minimum amount necessary to allow the aggregate Awards for such fiscal year not to constitute a prohibited payment. If such a reduction is necessary, each Participant shall unconditionally forfeit the amount of any reduction made pursuant to this paragraph.

                                 SECTION 3.

                               Administration

     The Plan shall be administered by the Compensation Committee of the Board, with decisions taken in accordance with its normal procedures. Members of such Committee shall not be liable for any acts or omissions to act in the administration of the Plan.

     A secretary selected by the Committee shall keep full and accurate minutes of all meetings and records of the actions of the Committee, and these minutes and records shall be at all times open to inspection by the members of the Board of Directors. The secretary shall periodically transmit to the Board certified copies of any statements or schedules prepared in connection with the administration of the Plan.

                                 SECTION 4.

              Amendment, Termination or Modification of the Plan

     The Plan may be modified or amended from time to time or terminated by the Board and the Board may name additional persons to participate in the Plan; provided, however, that no such amendment, modification or termination of the Plan or naming of any additional participant shall adversely affect any Participant that has not consented to, such amendment, modification or termination.

                                  SECTION 5.

                              General Provisions

     Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required.

     Nontransferability. Awards not yet earned shall not be transferable in any circumstances. Awards earned but not yet paid shall not be transferable by a Participant except by will or the laws of descent and distribution.

     No Right to Continued Employment. Nothing in the Plan or in any Award granted or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

     Withholding Taxes. Where a Participant or other person is entitled to receive a cash payment pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of such payment.

     Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

     Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

     Effective Date.  The Plan shall be effective as of January 1,
1998; provided that all options theretofore granted by the Company shall have been exercised or canceled.

     Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designation beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to the Participant's beneficiary.